                                                                   EXHIBIT 10.27

                   SECOND AMENDMENT TO SECURED LOAN AGREEMENT

            This SECOND AMENDMENT TO SECURED LOAN AGREEMENT ( this "Amendment") is dated as of March 30, 2005 and is entered into by and between SILVON SOFTWARE, INC., an Illinois corporation ("Borrower"), and JDA SOFTWARE GROUP, INC., a Delaware corporation ("Lender").

                                    RECITALS:

            A. Borrower and Lender entered into that certain Secured Loan Agreement dated as of May 8, 2001, as amended by that certain First Amendment to Secured Loan Agreement dated as of November 30, 2004 between Borrower and
Lender (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which, among other things, Lender agreed, subject to the terms and conditions thereof, to make a loan to Borrower.

            B. Borrower has requested that Lender (i) extend the maturity date of the loan under the Loan Agreement and (ii) permit Borrower to incur $1,000,000 of indebtedness from Michael J. Hennel, Patricia Hennel, Bridget Hennel and Frank Bunker (collectively, the "Subordinated Lenders" and each, individually, a "Subordinated Lender").

            C. Lender has agreed to such amendments on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS:

            SECTION 1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

            SECTION 2. RECITALS. The foregoing Recitals are hereby made a part of this Amendment.

            SECTION 3. AMENDMENTS TO THE LOAN AGREEMENT. Subject to satisfaction of the conditions set forth in Section 4 hereto, effective as of the date hereof, the Loan Agreement is amended as follows:

            3.1 The Recital to the Loan Agreement is hereby amended and restated as follows:

                  "The Borrower wishes to borrow from the Lender and the Lender wishes to loan to the Borrower the principal amount of One Million Seven Hundred Sixty-Five Thousand Six Hundred Ninety-Five and 07/100 Dollars ($1,765,695.07)

CHICAGO_1228379_7
                  pursuant to the terms hereof and to be evidenced by a Second Amended and Restated Secured Promissory Note in the form of Exhibit A hereto (as amended, the "Note")."

            3.2 Section 1 of the Loan Agreement is hereby amended by deleting the amount "$2,861,196.78" where it appears therein and by inserting in its place the amount "$1,765,695.07."

            3.3 Section 3(d) of the Loan Agreement is hereby amended by deleting the phrase "and this Agreement, the Note, the Security Agreement, the Escrow Agreement (as defined in Section 5) (collectively, the "Loan Documents") and in substitution therefor inserting the phrase "and this Agreement, the Note, the Security Agreement, the Subordination Agreement, the Escrow Agreement (as defined in Section 5), and all other agreements, documents and instruments executed and delivered in connection with the foregoing (collectively, the "Loan Documents")".

            3.4 Section 4(a)(i) of the Loan Agreement is hereby amended and restated as follows:

                  "(i) As soon as available, but in any event within 30 days after the end of each monthly accounting period, the Borrower shall deliver to the Lender unaudited consolidated statements of income and cash flows for the monthly period then ended and a balance sheet as of the last day of that monthly period, in each case prepared in accordance with GAAP consistent with past practices."

            3.5 Section 4(b) of the Loan Agreement is hereby amended and restated as follows:

                  "(b) So long as the Note is outstanding, the Borrower will promptly (and in no event later than 5 days after the Borrower becomes aware of such an event or change) inform the Lender of
                  (i) any material adverse events and of any material change in the nature of the Collateral (as defined in the Security Agreement) and (ii) with respect to any fiscal year of the Borrower, any material change in the financial position of the Borrower as (or to be) set forth in the annual audited financial statements of the Borrower for such period from the financial position of the Borrower as set forth in the unaudited monthly financial statements previously delivered to the Lender pursuant to Section 4(a)(i) for such period and a summary of any such change."

            3.6 Section 4(d)(i) of the Loan Agreement is hereby amended and restated as follows:

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

                  "(i) authorize, issue or enter into any agreement providing for the issuance (contingent or otherwise) of any indebtedness for borrowed money, other than the incurrence of loans from
                  (A) Michael J. Hennel in a principal amount not to exceed $550,000 at any time outstanding, (B) Patricia Hennel in a principal amount not to exceed $115,000 at any time outstanding, (C) Bridget Hennel in a principal amount not to exceed $75,000 at any time outstanding and (D) Frank Bunker in a principal amount not to exceed $260,000 at any time outstanding (collectively, the "Subordinated Loans");"

            3.7 Section 4(d)(iii) of the Loan Agreement is hereby amended and restated as follows:

                  "(iii) directly or indirectly redeem, purchase or otherwise acquire any of its equity securities (including the Warrants (as such term is defined below), any other warrants, options and other rights to acquire equity securities) except as contemplated by existing stock option plans or repurchases of employee options or restricted stock in the ordinary course of business; provided, that in no event shall any redemption, purchase or other acquisition of the Warrants or any common stock issued pursuant to the Warrants shall be permitted;"

            3.8 Section 4(d) of the Loan Agreement is hereby amended to (a) delete the period at the end of clause (ix) and insert a semicolon therefor and
(b) add new clauses (x), (xi), (xii), (xiii) and (xiv) to the end of such section as follows:

                  "(x) amend or otherwise modify (A) that certain Note dated as of March 30, 2005 by the Borrower in favor of Michael J. Hennel in the original principal amount of $550,000, (B) that certain Note dated as of March 30, 2005 by the Borrower in favor of Patricia Hennel in the original principal amount of $115,000, (C) that certain Note dated as of March 30, 2005 by the Borrower in favor of Bridget Hennel in the original principal amount of $75,000, (D) that certain Note dated as of March 30, 2005 by the Borrower in favor of Frank Bunker in the original principal amount of $260,000 and (E) all other agreements, documents and instruments evidencing the foregoing (the "Subordinated Loan Documents"), except as otherwise provided in that certain Subordination Agreement, dated as of March 30, 2005 between Lender and the Subordinated Lenders, in the form of Exhibit D attached hereto (as amended, restated, supplemented or otherwise modified from time to time, the "Subordination Agreement");

                  (xi) except as otherwise permitted pursuant to the Subordination Agreement, make any payments with respect to the Subordinated Loans;

                  (xii) issue any warrants to any Subordinated Lender other than warrants (A) which are exercisable for shares of common stock of the Borrower, (B) which are exercisable for not more than 2,800,000 shares of common stock of the Borrower in the aggregate for all Subordinated Lenders and (C) for which the issuance thereof and the exercise into shares of common stock of the Borrower is cashless (the "Warrants");

                  (xiii) permit Michael J. Hennel to cease to own and/or control, directly or indirectly, less than the same percentage of all of the economic and voting rights associated with ownership of the outstanding capital stock of the Borrower, on a fully diluted basis, which were owned and/or controlled by Michael J. Hennel on March 30, 2005; or

                  (xiv) permit someone other than Michael J. Hennel to (A) be President of the Borrower or (B) manage the day-to-day operations of the Borrower."

            3.9 All references in the Loan Agreement to the Note in the form of Exhibit A to the Loan Agreement shall be deemed to be references to the Second Amended and Restated Secured Promissory Note in the form of Exhibit A attached hereto and made a part hereof (the "Second Amended and Restated Note").

            3.10 The Loan Agreement is hereby amended to add the form of Subordination Agreement as Exhibit D thereto, in the form of Exhibit B attached hereto.

            SECTION 4. CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by Lender):

            4.1 Lender shall have received fully executed copies of this Amendment executed by Lender and Borrower.

            4.2 Borrower shall have delivered to Lender a Second Amended and Restated Note executed by Borrower and payable to the order of Lender, in the form of Exhibit A attached hereto.

            4.3 Borrower shall have delivered to Lender a Subordination Agreement, executed by the Subordinated Lenders, in the form of Exhibit B attached hereto.

            4.4 Lender shall have received $1,000,000 in immediately available United States Dollars for application to the outstanding principal balance of the Note.

            4.5 Borrower shall have delivered to Lender fully-executed copies of the Subordinated Loan Documents (together with all annexes, exhibits and schedules thereto), certified by the secretary of Borrower to be the true, correct and complete copies of the Subordinated Loan Documents.

            4.6 No Event of Default under the Loan Agreement or the Security Agreement or other event or circumstance which with the giving of notice or passage of time, or both, would constitute or become an Event of Default under the Loan Agreement or the Security Agreement shall have occurred and be continuing and all representations and warranties of Borrower in the Loan Agreement and the Security Agreement shall be true and correct in all material respects.

            4.7 All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Lender.

            SECTION 5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

            5.1 Representations and Warranties. Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Illinois, with full and adequate corporate power to carry on and conduct its business as presently conducted. Borrower is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing. The Articles of Incorporation and Bylaws of Borrower have not been changed or amended since the most recent date that certified copies thereof were delivered to Lender. The Borrower's state issued organizational identification number is 54821824. The exact legal name of Borrower is as set forth in the preamble to this Amendment, and Borrower currently does not conduct, nor has it during the last five (5) years conducted, business under any other name or trade name.

            5.2 Authorization. Borrower is duly authorized to execute and deliver this Amendment, the Second Amended and Restated Note and the Subordination Agreement and is and will continue to be duly authorized to perform its obligations under the Loan Agreement, as amended hereby, and the other Loan Documents.

            5.3 No Conflicting Agreements. The execution and delivery of this Amendment, the Note and the Security Agreement and the performance by Borrower of its obligations under the Loan Agreement, as amended hereby, and the other Loan Documents do not and will not conflict with any provision of law or of the Articles of Incorporation or Bylaws of Borrower or any agreement binding upon Borrower.

            5.4 Validity and Binding Effect. The Loan Agreement, as amended hereby, the Note and the Security Agreement are each legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

            5.5 Compliance with Loan Agreement. Except as set forth on a Schedule of Exceptions attached hereto as Exhibit C (the "Schedule of Exceptions") delivered herewith, the representations and warranties set forth in clauses (a) through (k) and clauses (n) through (t) of Section 3 of the Loan Agreement, are true and correct with the same effect as if such representations and warranties had been made on the date hereof. In addition, Borrower has complied with and is in compliance with all of the covenants set forth in the Loan Agreement.

            5.6 Financial Statements. The Borrower has provided or made available to the Lenders unaudited financial statements (including balance sheet, income statement and statement of cash flows) for the years ended December 31, 2002, December 31, 2003 and December 31, 2004, in each case, as attached hereto as Exhibit D (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles and the absence of such notes do not make those financial statements misleading. The Financial Statements fairly present the financial condition and operating results of the Borrower as of the dates, and for the periods indicated therein. Except as set forth in the Financial Statements, the Borrower has no liabilities in excess of $75,000, contingent or otherwise, other than (1) liabilities incurred in the ordinary course of business subsequent to December 31, 2004, (2) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements and (3) the Subordinated Loan, which, in the case if clauses (i) and (ii) above, individually or in the aggregate, are not material to the financial condition or operating results of the Borrower. Except as disclosed in the Financial Statements, the Borrower is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Borrower maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

            5.7   Changes. Since December 31, 2004, there has not been:

                  i. any damage, destruction or loss, whether or not covered by insurance;

                  ii. any waiver, cancellation, release or compromise by the Borrower of a valuable right or claim (or series of related rights or claims) or of a material debt owed to it;

                  iii.  any adverse change to a material contract;

                  iv. any change in any compensation arrangement or agreement with any Borrower senior officer, director or stockholder outside the ordinary course of business;

                  v. any sale, assignment, transfer or license by the Borrower (except in the ordinary course of business) of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                  vi. any resignation or termination of employment of any officer or key employee of the Borrower, and the Borrower does not know of any impending resignation or termination of employment of any such officer or key employee;

                  vii. receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Borrower;

                  viii. any mortgage, pledge, transfer of a security interest in, or lien, created by the Borrower, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                  ix. any loans or guarantees made by the Borrower to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                  x. any declaration, setting aside or payment or other distribution in respect to any of the Borrower's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Borrower; or

                  xi. any arrangement or commitment to do any of the things described in this Section 5.7.

            SECTION 6. REAFFIRMATION AND OTHER AGREEMENTS.

            6.1 Borrower expressly reaffirms and assumes all of its obligations and liabilities to Lender as set forth in the Loan Agreement and the other Loan Documents and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Loan Agreement and the other Loan Documents, in so far as such obligations and liabilities may be modified by this Amendment, as though such Loan Agreement and other Loan Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date. Borrower ratifies, confirms and affirms without condition, all liens and security interests granted to Lender pursuant to the Loan Agreement, the Security Agreement and the other Loan Documents and such liens and security interests shall continue to secure the Indebtedness, including but not limited to, the Loans made by Lender to Borrower under the Loan Agreement as amended by this Amendment, and all extensions renewals, refinancings, amendments or modifications of any of the foregoing.

            6.2 Borrower hereby acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Lender of such liabilities, obligations and agreements (except pursuant to Section 6 of the Note); (ii) Lender has fully performed all undertakings owed to Borrower as of the date hereof; and (iii) Lender does not waive, diminish or limit any term or condition contained in the Loan Agreement or in any of the other Loan Documents.

            SECTION 7. NO WAIVER. This Amendment shall not be deemed to constitute a waiver or release of any existing default or Event of Default by Borrower under any of the Loan Documents or any remedies or rights of Lender with respect thereto, all of which are hereby reserved by Lender.

            SECTION 8. GENERAL PROVISIONS.

            8.1 No Changes. Except as expressly provided in this Amendment, the terms and provisions of the Loan Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects.

            8.2 Compliance. Borrower hereby acknowledges that its failure to comply with the terms of this Amendment will constitute an Event of Default under the Security Agreement.

            8.3 Governing Law. This Amendment shall be construed in accordance with and governed by the internal laws (as distinguished from the conflicts of law provisions) of the State of New York.

            8.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Amendment may also be executed by facsimile and each facsimile signature hereto shall be deemed for all purposes to be an original signatory page.

            8.5 References. On or after the effective date hereof, each reference in the Loan Agreement or any of the Loan Documents to this "Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

            8.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

            8.7 Successors and Assigns. This Amendment shall inure to the benefit of Lender, its successors and assigns and be binding upon Borrower, its successors and assigns.

            8.8 Licensing Agreement. Notwithstanding anything to the contrary contained herein, or in the Security Agreement or the Subordination Agreement, nothing contained herein shall preclude Borrower from enforcing the terms of that certain Distribution License Agreement dated as of September 30, 1996 between Borrower and Lender, as amended.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties hereto have causes this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first written above.

BORROWER:                                   SILVON SOFTWARE, INC.

                                            By: /s/ Michael J. Hennel
                                                ---------------------
                                            Name: Michael J. Hennel
                                            Title: President

LENDER:                                     JDA SOFTWARE GROUP, INC.

                                            By: /s/ Kris Magnuson
                                                -----------------
                                            Name: Kris Magnuson
                                            Title: Chief Financial Officer

         [Signature page to Second Amendment to Secured Loan Agreement.]

                                    EXHIBIT A

                        Second Amended and Restated Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION FROM REGISTRATION AVAILABLE SO THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

$1,765,695.07                                                     March 30, 2005

                              SILVON SOFTWARE, INC.

                           SECOND AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE

      FOR VALUE RECEIVED, Silvon Software, Inc., an Illinois corporation (the "Company"), promises to pay to the order of JDA Software Group, Inc., a Delaware corporation (and any permitted successor(s) and assign(s) under Section 8 hereof, the "Holder"), the principal amount of ONE MILLION SEVEN HUNDRED SIXTY-FIVE THOUSAND SIX HUNDRED NINETY-FIVE and 07/100 Dollars ($1,765,695.07) together with interest thereon calculated from the date hereof in accordance with the provisions of this Second Amended and Restated Secured Promissory Note. Terms not defined herein shall have the meaning given them in the Secured Loan Agreement dated as of May 8, 2001 between the Company and the Holder, as amended by that certain First Amendment to Secured Loan Agreement dated as of November 30, 2004 between the Company and the Holder (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Neither the foregoing reference to the Loan Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Company to pay the principal and interest on this Note as provided herein.

      1. Loan Agreement. This Second Amended and Restated Secured Promissory Note (as amended or otherwise modified from time to time, the "Note") is the Note called for by the Loan Agreement. The Holder is entitled to the benefits of, and subject to the terms and conditions set forth in the Loan Agreement. The benefits and rights of the Holder are also subject to certain conditions and restrictions also set forth in the Loan Agreement, which conditions and restrictions may be enforced against the Holder.

      2. Maturity. The outstanding principal under this Note shall be due and payable on March 30, 2006 (the "Maturity Date"). Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with accrued and unpaid interest thereon, shall become immediately due and payable upon any Event of Default (as defined in the Security Agreement referred to in Section 3 hereof).

      3. Security Interest and Collateral. This Note is secured by a first priority security interest in all of the Company's assets pursuant to the terms of the Amended and Restated Security Agreement dated November 30, 2004 by and between the Company and the Holder (as

CHICAGO1228348
amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement").

      4.    Interest.

            (a) The principal of this Note from time to time outstanding shall bear interest on the unpaid principal amount of this Note outstanding from time to time on a monthly basis from the date hereof (compounded monthly) at the rate of eighteen percent (18%) per annum or the highest rate of interest then allowed by law; provided, however, that upon an Event of Default and while that Event of Default is continuing, the interest shall be the lesser of (i) twenty-one percent (21%) or (ii) the highest rate of interest then allowed by law. All interest on this Note shall be due and payable monthly on the first day of each month, with the first interest payment due April 1, 2005.

            (b) Following an Event of Default, the Company shall pay to the Holder on demand all reasonable expenses and expenditures (including, but not limited to, reasonable fees and expenses of legal counsel) incurred or paid by the Holder in exercising or protecting its interests, rights and remedies under this Note, plus interest thereon at the lesser of (i) twenty-one percent (21%) per annum or (ii) the highest rate of interest then allowed by law from the date of such demand by the Holder until paid.

            (c) All agreements between Company and Holder, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by conversion, acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Company to Holder relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Company to Holder, under any specific contingency, exceeds the highest lawful rate. Company and Holder shall, to the maximum extent permitted by applicable law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Company and Holder.

      5. Payment. All payments shall be made in lawful money of the United States of America without setoff, counterclaim, or other defense (other than as provided in Section 6 hereof) at such place as the Holder hereof may from time to time designate in writing to the Company; provided that all payments hereunder shall be made notwithstanding the Company's audit right under Section 14 of the Distribution Agreement (as defined below). Payment shall be credited first to attorney fees then due and payable, second to accrued interest then due and payable, and the remainder applied to principal, except in the case of a new investment under Section 7 hereof, which shall first be credited to principal and only when the principal is completely paid shall any such amount be applied to accrued interest. Prepayment of this Note may be made at any time, and from time to time, without penalty or premium.

      6. Royalties. 100% of the Royalties (as defined in the Distribution Agreement dated as of May 8, 2001 between the Company and the Holder (as amended, restated, supplemented or otherwise modified from time to time, the "Distribution Agreement")) due to the Company under the Distribution Agreement shall be retained by the Holder and applied first against accrued interest then due and then to outstanding principal hereunder.

      7. New Money. If the Company shall either receive an investment by a third party investor or borrow money from a bank or other third party lender, 50% of such investment or loan must be paid by the Company to the Holder to reduce the outstanding principal and interest hereunder.

      8. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The obligations of the Company or the Holder under this Note may not be assigned without the prior written consent of the other party hereto which may be given or denied in their sole and absolute discretion.

      9. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.

      10. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile or electronic transmission if received during normal business hours of the recipient on a business day, or if not, then on the next business day; or (iii) one (1) business day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Holder at the address as set forth on the signature page hereof or at such other address as the Company or the Holder may designate by ten (10) days advance written notice to the other parties hereto.

      11. Lost Documents. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and an indemnity agreement reasonably satisfactory to the Company (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Company, at its own expense, will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of the Note in lieu of which such new Note is made and delivered.

      12. Amendments and Waivers. Any term of this Note may be amended or waived only with the written consent of the Company and the Holder. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.

      13. Waiver. The Company waives presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of nonpayment and notice of acceleration of intent of acceleration of this Note. The right to plead any and all statutes of limitations as a defense to any demands hereunder or under the Security Agreement is hereby waived to the fullest extent permitted by law, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

      14. Invalidity. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. In such an event, the parties will in good faith attempt to effect the business agreement represented by such invalidated term to the fullest extent permitted by law.

      15. Attorneys' Fees. If an Event of Default occurs, the Holder shall be entitled to receive and the Company (or its assignee) agrees to pay all costs of collection incurred by the Holder, including, without limitation, reasonable attorneys' fees for consultation, suit and/or settlement.

      16. Remedies. The remedies of the Holder hereunder are governed by the terms hereof and the Security Agreement.

      17. Second Amended and Restated Secured Promissory Note. This Second Amended and Restated Secured Promissory Note shall be in replacement of and in substitution for that certain Amended and Restated Secured Promissory Note dated November 30, 2004 in the original principal amount of $2,861,196.78, made by the Company and payable to the order of JDA Software Group, Inc., as such note was replaced and substituted by that certain Secured Promissory Note dated May 8, 2001 in the original principal amount of $3,500,000.00, made by the Company and payable to the order of JDA Software Group, Inc. (the "Original Note"). The indebtedness outstanding as of the date hereof evidenced by the Original Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Holder against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the parties hereto have causes this Second Amended and Restated Secured Promissory Note to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first written above.

                                     COMPANY:

                                     SILVON SOFTWARE, INC.

                                     By:________________________________________
                                        Name: __________________________________
                                        Title:__________________________________

                                     Address: 900 Oakmont Lane
                                              Westmont, Illinois 60559

AGREED TO AND ACCEPTED:

HOLDER:

JDA SOFTWARE GROUP. INC.

By:________________________________________
   Name:___________________________________
   Title:__________________________________

Address: 14400 87th Street Scottsdale
         Scottsdale, Arizona 85260

     [Signature Page to Second Amended and Restated Secured Promissory Note]

                                    EXHIBIT B

                            Subordination Agreement

                             SUBORDINATION AGREEMENT

      WHEREAS, SILVON SOFTWARE, INC., an Illinois corporation (the "Borrower"), is indebted to MICHAEL J. HENNEL, PATRICIA HENNEL, BRIDGET HENNEL and FRANK BUNKER (collectively, the "Subordinated Lenders"), as evidenced by (a) that certain Note dated as of March 30, 2005 by the Borrower in favor of Michael J. Hennel in the original principal amount of $550,000, (b) that certain Note dated as of March 30, 2005 by the Borrower in favor of Patricia Hennel in the original principal amount of $115,000, (c) that certain Note dated as of March 30, 2005 by the Borrower in favor of Bridget Hennel in the original principal amount of $75,000, (d) that certain Note dated as of March 30, 2005 by the Borrower in favor of Frank Bunker in the original principal amount of $260,000 and (e) all other agreements, documents and instruments evidencing the Junior Debt (as defined below) (collectively, the "Junior Debt Instruments");

      WHEREAS, the Subordinated Lenders are desirous of having JDA SOFTWARE GROUP, INC., a Delaware corporation (the "Senior Lender") continue to extend credit to the Borrower (as it may, in its sole discretion, determine), and the Senior Lender has refused to consider the continued extension of such credit until the Junior Debt is subordinated to the "Senior Debt" (as defined below) in the manner hereinafter set forth; and

      WHEREAS, the continued extension of credit, as aforesaid, by the Senior Lender is necessary or desirable to the conduct and operation of the business of the Borrower, and will inure to the personal and financial benefit of the Subordinated Lenders.

      NOW, THEREFORE, in consideration of the continued extension of credit by the Senior Lender to the Borrower, as Senior Lender may, in its sole discretion, determine, and for other good and valuable consideration to the Subordinated Lenders, the receipt and sufficiency of which is hereby acknowledged, the Subordinated Lenders hereby:

            (A) subordinate the indebtedness evidenced by the Junior Debt Instruments, as well as any and all other indebtedness now or at any time or times hereafter owing by the Borrower, or any successor or assign of the Borrower, including without limitation, a receiver, trustee or debtor-in-possession (the term "Borrower" as used hereinafter shall include any such successor or assign) to any of the Subordinated Lenders, whether such indebtedness is absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon, (collectively, the "Junior Debt") to any and all indebtedness now or at any time or times hereafter owing by the Borrower to the Lender (whether absolute or contingent, direct or indirect and howsoever evidenced, including without limitation all interest thereon and fees, whether or not such interest or fees are allowed in a bankruptcy or similar proceeding) and all other demands, claims, liabilities or causes of action for which the Borrower may now or at any time or times hereafter in any way be liable to the Lender, whether under any agreement, instrument or document executed and delivered or made by the Borrower to the Lender or otherwise (collectively, the "Senior Debt");

            (B) agrees not to ask for or receive from, the Borrower or any other person or entity any security for the Junior Debt;

            (C) agrees to instruct the Borrower not to pay, and agrees not to accept payment of, or assert, demand, sue for or seek to enforce against the Borrower or any other person or entity, by setoff or otherwise, all or any portion of the Junior Debt unless and until Lender has, in writing, notified the Subordinated Lenders that the Senior Debt has been paid in full in cash and all obligations arising in connection therewith have been discharged; provided, that the Borrower may make regularly scheduled payments of interest with respect to the Junior Debt so long as (i) no default exists or would occur as a result of such payment (x) under the Secured Loan Agreement dated as of May 8, 2001 between the Borrower and the Senior Lender, as amended, or (y) the Amended and Restated Security Agreement dated as of November 30, 2004 by the Borrower in favor of the Senior Lenders, (ii) all such regularly scheduled payments of interest are based upon an interest rate not to exceed four percent (4%) per annum; provided, that during any twelve month period, the aggregate amount of such interest payments shall not exceed $40,000, and (iii) all such regularly scheduled interest payments are calculated exclusive of interest and any other amounts capitalized, if any, into the outstanding principal balance of the Junior Debt;

            (D) subrogates the Senior Lender to the Junior Debt; irrevocably authorizes the Senior Lender (i) to collect, receive, enforce and accept any and all sums or distributions of any kind that may become due, payable or distributable on or in respect of the Junior Debt (other than with respect to payments to the extent, and only to the extent, such payment is permitted pursuant to clause (C) above), whether paid directly by the Borrower or paid or distributed in any liquidation, bankruptcy, arrangement, receivership, assignment, reorganization or dissolution proceedings or otherwise, and (ii) in the Senior Lender's sole discretion, to make and present claims therefor in, and take such other actions as the Senior Lender deems necessary or advisable in connection with, any such proceedings, either in the Senior Lender's name or in the name of the Subordinated Lenders; and agrees that upon the written request of the Senior Lender, it will promptly assign, endorse and deliver to and deposit with the Senior Lender all agreements, instruments and documents evidencing the Junior Debt, including without limitation the Junior Debt Instruments;

            (E) agrees to receive and hold in trust for and promptly turn over to the Senior Lender, in the form received (except for the endorsement or assignment by the Subordinated Lenders where necessary), any sums at any time paid to, or received by, the Subordinated Lenders in violation of the terms of this Subordination Agreement and to reimburse the Senior Lender for all costs, including reasonable attorney's fees, incurred by the Senior Lender in the course of collecting said sums should the Subordinated Lenders fail to voluntarily turn the same over to the Senior Lender as herein required. If the Subordinated Lenders fail to endorse or assign to the Senior Lender any items of payment received by any Subordinated Lender on account of the Junior Debt, each Subordinated Lender hereby irrevocably makes, constitutes and appoints the Senior Lender (and all persons designated by the Senior Lender for that purpose) as such Subordinated Lender's true and lawful attorney and agent-in-fact, to make such endorsement or assignment in such Subordinated Lender's name; and

            (F) until payment in full in cash of the Senior Debt, agrees that it shall not modify or amend any agreement, instrument or document evidencing the Junior Debt, including without limitation the Junior Debt Instruments, without the prior written consent of the Senior Lender.

      The Subordinated Lenders represent and warrant to the Senior Lender that no Subordinated Lender has assigned or otherwise transferred the Junior Debt, or any interest therein to any person or entity, that no Subordinated Lender will make any such assignment or other transfer thereof, and that all agreements, instruments and documents evidencing the Junior Debt will be endorsed with proper notice of this Subordination Agreement. The Subordinated Lenders will promptly deliver to the Senior Lender a certified copy of the Junior Debt Instruments, as well as certified copies of all other agreements, instruments and documents hereafter evidencing any Junior Debt, in each case showing such endorsement. The Subordinated Lenders represent and warrant to the Senior Lender that the outstanding amount of Junior Debt evidenced by the Junior Debt Instruments as of the date of this Subordination Agreement is $1,000,000.

      The Subordinated Lenders expressly waive all notice of the acceptance by the Senior Lender of the subordination and other provisions of this Subordination Agreement and all notices not specifically required pursuant to the terms of this Subordination Agreement, and the Subordinated Lenders expressly waive reliance by the Senior Lender upon the subordination and other provisions of this Subordination Agreement as herein provided. The Subordinated Lenders consent and agree that all Senior Debt shall be deemed to have been made, incurred and/or continued at the request of the Subordinated Lenders and in reliance upon this Subordination Agreement. The Subordinated Lenders agree that the Senior Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the documents, instruments and agreements evidencing the Senior Debt, that the Senior Lender shall be entitled to manage and supervise its financial arrangements with the Borrower in accordance with its usual practices, without impairing or affecting this Subordination Agreement, and that the Senior Lender shall have no liability to the Subordinated Lenders, and the Subordinated Lenders hereby waive any claim which they may now or hereafter have against the Senior Lender arising out of (i) any and all actions which the Senior Lender takes or omits to take (including without limitation actions with respect to the occurrence of an event of default under any documents, instruments or agreements evidencing the Senior Debt, and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or other person or entity) with respect to the documents, instruments and agreements evidencing the Senior Debt or to the collection of the Senior Debt
(ii) the Senior Lender's election in any proceeding instituted under Chapter 11 of Title 11 of United States Code (11 U.S.C. Section 101 et. seq.) (the "Bankruptcy Code"), of the application of

Section 1111(b)(2) of the Bankruptcy Code, and/or (iii) any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Borrower, as debtor-in-possession.

      The Subordinated Lenders agrees that the Senior Lender, at any time and from time to time hereafter, may enter into such agreements with the Borrower as the Senior Lender may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt, and may release any balance of funds of the Borrower with the Senior Lender, without notice to the Subordinated Lenders and without in any way impairing or affecting this Subordination Agreement.

      This Subordination Agreement shall be irrevocable and shall constitute a continuing agreement of subordination and shall be binding on the Subordinated Lenders and its heirs, personal representatives, successors and assigns, and shall inure to the benefit of the Senior Lender, its successors and assigns until the Senior Lender has, in writing, notified the Subordinated Lenders that all of the Senior Debt has been paid in full in cash and all obligations arising in connection therewith have been discharged. The Senior Lender may continue, without notice to the Subordinated Lenders, to lend monies, extend credit and make other accommodations to or for the account of the Borrower on the faith hereof. The Subordinated Lenders hereby agree that all payments received by the Senior Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without impairing or affecting this Subordination Agreement.

      The Subordinated Lenders hereby assume responsibility for keeping themselves informed of the financial condition of the Borrower, any and all endorsers and any and all guarantors of the Senior Debt and the Junior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and the Junior Debt that diligent inquiry would reveal, and the Subordinated Lenders hereby agrees that the Senior Lender shall have no duty to advise the Subordinated Lenders of information known to the Senior Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If the Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to the Subordinated Lenders, the Senior Lender shall be under no obligation to subsequently update any such information or to provide any such information to the Subordinated Lenders on any subsequent occasion.

      No waiver shall be deemed to be made by the Senior Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of the Senior Lender and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of the Senior Lender or the obligations of the Subordinated Lenders to the Senior Lender in any other respect at any other time.

      THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS (AS DISTINGUISHED FROM THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

      To induce the Senior Lender to accept this Subordination Agreement, each Subordinated Lender irrevocably agrees that, subject to the Senior Lender's sole and absolute election, ALL

ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF NEW YORK, STATE OF NEW YORK. THE SUBORDINATED LENDERS HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Each Subordinated Lender hereby irrevocably appoints and designates Alexander Lourie, whose address is c/o Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP, 333 W. Wacker Drive, Suite 2700, Chicago, Illinois 60606 (or any other person having and maintaining a place of business in Illinois whom the Subordinated Lenders may from time to time hereafter designate upon ten (10) days written notice to the Senior Lender and who the Senior Lender has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to the Senior Lender agreeing to act as such attorney and agent), as such Subordinated Lenders' true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each Subordinated Lender agrees that service of such process upon such person shall constitute personal service of such process upon such Subordinated Lender. EACH OF THE SUBORDINATED LENDERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SUCH SUBORDINATED LENDER BY THE SENIOR LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

      EACH OF THE SUBORDINATED LENDERS HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.

      IN WITNESS WHEREOF, this Subordination Agreement has been executed as of the first day written above.

                                     SUBORDINATED LENDERS:

                                     MICHAEL J. HENNEL

                                     __________________________

                                     Address:
                                     290 Cottage Hill Avenue
                                     Elmhurst, IL 60126

                                     PATRICIA HENNEL

                                     __________________________

                                     Address:
                                     450 Oriole Avenue
                                     Elmhurst, Illinois 60126

                                     BRIDGET HENNEL

                                     __________________________

                                     Address:
                                     7041 170th Street
                                     Tinley Park, Illinois 60477

                                     FRANK BUNKER

                                     __________________________

                                     Address:
                                     2588 Oakton Lane
                                     Lisle, Illinois 60532